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                                                                    EXHIBIT 10.1

                     SIXTH AMENDMENT TO EMPLOYMENT AGREEMENT


          THIS SIXTH AMENDMENT, made as of the 1st day of March, 2000, by and between MECHANICAL DYNAMICS, INC., a Michigan corporation (the "Company"), having offices located at 2301 Commonwealth Blvd., Ann Arbor, Michigan 48105, and MICHAEL E. KORYBALSKI, of Ann Arbor, Michigan ("Employee"), for the purpose of amending that certain Employment Agreement between the Company and Employee dated as of April 1, 1994, and amended by agreements dated as of March 1, 1995, as of March 1, 1996, as of March 1, 1997, as of March 1, 1998, and as of March 1, 1999 (collectively, the "Employment Agreement").


          WITNESSETH:

          WHEREAS, the Company and Employee desire to extend the Employment Agreement for an additional one-year period.

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein and in the Employment Agreement, the parties hereto agree as follows:

          A. Section 2 of the Employment Agreement is hereby amended to extend the term of said Agreement through March 31, 2003.

          B. Except as expressly modified herein, the Employment Agreement shall remain in full force and effect in accordance with its terms.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Sixth Amendment as of the day and year first above written.

WITNESS:                                               COMPANY

                                                MECHANICAL DYNAMICS, INC.


/s/ Linda K. Moore                        By:  /s/ Robert R. Ryan
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                                              Robert R. Ryan, President


                                                      EMPLOYEE


/s/ Linda K. Moore                            /s/ Michael E. Korybalski
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                                              Michael E. Korybalski